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Century Capital Management
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SEPARATING FUND PERFORMANCE FROM DISTRIBUTION AND STYLE
BY MANAGING DIRECTORS JOHN CASEY AND LANNY THORNDIKE

With the huge disparity that now exists between the performance figures of a handful of large-cap "nifty" stocks versus most actively managed funds, clients are asking more pointed questions of their advisors and mutual fund managers. Though independent advisors have been a catalyst for change in how clients view this industry, they also are an easier target for criticism. Relatively speaking, they are the newest members in an old club. They are garnering a larger percentage of industry revenues, are envied for their client relationships, and are an "independent" element standing in the way of an orderly consolidation by industry giants. Put simply, successful advisors will need to dig deeper to add value in today's volatile markets.

   As managers of a 71 year-old no-load mutual fund, it is safe to say that our fund has weathered a number of bull markets, several recessions, one Great Depression and the "nifty fifty" of 1972. Though perhaps it is unusual that this essay is being submitted from a source which in recent years has done most of its business through direct relationships, we believe businesses like yours and ours stand to benefit mutually in times like these. To us, the best defense remains a good offense, and intelligent advice still is the basis of a sound business model regardless of the environment.

                               NAVIGATING THE TIDE
   The demand for quality investment advice and performance has increased dramatically over the last several years. The number of investment alternatives has expanded with the market itself, making selection decisions more challenging and such expertise more valuable. However, there is a systematic breakdown of "content" that results when the market's need to standardize investment product language limits investment managers' ability to defferentiate their funds within/across broad categories. The opportunity is abundant for advisors to add value for clients through their own research efforts.

                          PERFORMANCE AND DISTRIBUTION
   In today's investment world, good performance and good distribution are complementary but rarely done well within the same fund family. The advantage for the independent advisor lies in his or her unique ability to tailor the supply of "ingredient" funds into an appropriate "recipe" to match clients' risk/return demands.

                              QUESTION WHAT YOU OWN
   Compare investment selections of mutual funds versus stated "objectives." Valuation parameters should be key benchmarks in most buy/sell decisions. Ask where the emphasis is placed in a growth and income fund. What is an appropriate price for growth? Does growth require sector bets? Look for consistency of patterns within the fund's portfolio. Portfolio companies can be a window into fund managers' methodology and a partial report card on their ability to help you add value in the client relationship.

                         STICK TO A CONSISTENT STRATEGY
   Century Shares Trust has been managed to a growth and income mandate since 1928, making it one of the ten oldest mutual funds in existence today. Our expertise in insurance, banking and related financial services has branded us as a "sector fund" on many radar screens. Nevertheless, our fund has outperformed the Lipper G&I Index over a multi-year investment horizon. We highlight this for two reasons: (1) we believe the value of industry expertise and relationships cannot be understated when it comes to delivering sustainable "growth of income" over the long-term, and (2) there are similar funds out there, under the radar screen of most trackers but capable of delivering growth at attractive values.

   Century Shares Trust (CENSX) is a no-load open-end mutual fund managed by Boston-based Century Capital Management, Inc. ("CCM"). CCM and its affiliates have approximately $1.0 billion of capital under management in the form of both CENSX and private venture partnerships, which invest in insurance, banking, healthcare and a number of related "risk management" industries. With the recent addition of two Managing Directors on the mutual fund side, we plan to expand our product offerings and explore opportunities to add value to relationships through portfolio research publications and direct access to our portfolio managers. Performance data for CENSX represents past performance. Investment returns and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. For more info about CENSX, including charges and expenses, obtain the prospectus by calling 800-321-1928. Read it carefully before you invest.

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                               COMPOUNDED TOTAL RETURN    AVERAGE ANNUAL RETURN
                                CENSX      LIPPER G&I      CENSX   LIPPER G&I
1 year (to 12/31/98)              7.0%        13.6%         7.0%      13.6%
3 year                           88.2%        73.9%        23.5%      20.3%
5 year                          144.6%       127.1%        19.6%      17.8%
10 year                         431.2%       324.1%        18.2%      15.6%
23 year                        3053.9%      7437.0%        16.2%      15.1%
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Financial Planning/Fee-Based Guide 1999         Sponsored Advertising Supplement